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                       	MONTHLY SERVICERS CERTIFICATE
                       	SERVICER: NATIONSBANK, N.A.
                    	NATIONSBANK AUTO OWNER TRUST 1996-A

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	Collection Period						                                        	December 1996
	Determination Date					                                              		1/8/97
	Deposit Date				                                                   			1/14/97
	Distribution Date						                                              	1/15/97


	Pool Balance
	Pool Balance on the close of the last day of the preceding
                     Collection Period		     					            1,759,418,410.22
	Less:	Collections and Liquidation Proceeds allocable to
                            Principal		       				               67,674,788.88
     		Purchase Amount allocable to Principal				                       		0.00
     		Realized Losses						                                      1,642,450.64
                                                             -----------------
	Pool Balance on the close of the last day of the Collection
                           Period		         					             1,690,101,170.70
	Collections allocable to Principal received from Collection
 Period up to and including the Second Business Day immediately
 preceding the Current Determination Date							                 11,396,647.70
                                                              -----------------
	Pool Balance as of the Second Business Day immediately
             preceding the Current Determination Date 							 1,678,704,523.00
	Original Pool Balance							                                 2,136,187,667.91
	Pool Factor 							                                               78.5841314%

	Portfolio Balances and Pool Factors						Beginning                	End
                                   							of Period             	of Period
                                        ---------------       --------------
		Class A-1 Note Balance					           197,968,268.17        131,468,855.09
		Class A-1 Pool Factor				                 	0.3361365            	0.2232251
		Class A-2 Note Balance	  				         744,000,000.00 	      744,000,000.00
		Class A-2 Pool Factor				                 	1.0000000	            1.0000000
		Class A-3 Note Balance					           457,323,000.00 	      457,323,000.00
		Class A-3 Pool Factor					                 1.0000000            	1.0000000
		Class A-4 Note Balance					           175,000,000.00        175,000,000.00
		Class A-4 Pool Factor				                 	1.0000000	            1.0000000
		Class B-1 Certificate Balance					     96,129,000.00 	       96,129,000.00
		Class B-1 Pool Factor	                 				1.0000000            	1.0000000
		Class B-2 Certificate Balance					     74,783,667.91 	       74,783,667.91
		Class B-2 Pool Factor			                 		1.0000000	            1.0000000

		Weighted Average Coupon			                                    			10.3723000%
		Weighted Average Original Term				                                    		60.1
		Weighted Average Remaining Term			                                   			43.6


	Collections

	Interest:
		Collections and Liquidation Proceeds allocable to interest	    14,917,875.29
		Recoveries						                                                   17,832.54
		Purchase Amount allocable to Interest				                             		0.00
                                                                --------------
			Total Interest Collections					                               14,935,707.83
		Advances for the related Distribution Date						                2,535,061.53
		Less:  Outstanding Advances to be reimbursed						              2,281,438.94
                                                                 -------------
			Available Interest					                                       15,189,330.42

	Principal:
		Collections and Liquidation Proceeds allocable to Principal
                     (for the Collection Period)						           67,674,788.88
		Purchase Amount allocable to Principal  (for the Collection Period)					0.00
		Collections allocable to Principal received up to and including the Second Business Day immediately preceding the Current
                     Determination Date	                    					11,396,647.70
			Less:   Prior Month Collections allocable to Principal up
           to and including the Second Business Day immediately
           preceding the Current Determination Date				         	14,214,474.14
                                                               ---------------
			Available Principal					                                      64,856,962.44

			Available Funds					                                          80,046,292.86
	Regular Principal (equals Available Principal plus Realized
                                   Losses)							                66,499,413.08


	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables						90,944.44
	Servicing Fee (inc. unpaid amount from prior periods)					     		1,466,182.01
	Noteholder Amounts
		Class A-1 Monthly Interest			                                  			952,887.26
		Class A-1 Interest Carryover Shortfall	                            					0.00
                                                                    ----------
			Total 				                                                      	952,887.26

		Class A-2 Monthly Interest		                                				3,797,500.00
		Class A-2 Interest Carryover Shortfall						                            0.00
                                                                 --------------
			Total 		                                                    			3,797,500.00

		Class A-3 Monthly Interest					                                	2,429,528.44
		Class A-3 Interest Carryover Shortfall		                            				0.00
                                                                  ------------
			Total				                                                     	2,429,528.44

		Class A-4 Monthly Interest			                                  			966,145.83
		Class A-4 Interest Carryover Shortfall				                            		0.00
                                                                   -----------
			Total	                                                       				966,145.83

			Total Accrued Note Interest					                               8,146,061.53

		Class A-1 Monthly Principal 		                             				66,499,413.08
		Class A-1 Principal Carryover Shortfall	                           					0.00
                                                                --------------
			Total	                                                    				66,499,413.08

		Class A-2 Monthly Principal			                                       			0.00
		Class A-2 Principal Carryover Shortfall 					                          	0.00
                                                                    -----------
			Total				                                                             	0.00

		Class A-3 Monthly Principal					                                       	0.00
		Class A-3 Principal Carryover Shortfall 					                          	0.00
                                                                      --------
			Total		                                                             			0.00

		Class A-4 Monthly Principal		                                       				0.00
		Class A-4 Principal Carryover Shortfall					                           	0.00
                                                                     ---------
			Total				                                                             	0.00

			Total Noteholders' Principal Payment Amount				              	66,499,413.08

	Certificateholder Amounts
		Class B-1 Monthly Interest			                                  			540,725.63
		Class B-1 Interest Carryover Shortfall						                            0.00
                                                                   ------------
			Total			                                                       		540,725.63

		Class B-2 Monthly Interest			                                  			428,448.10
		Class B-2 Interest Carryover Shortfall					                            	0.00
                                                                    ----------
			Total			                                                       		428,448.10

			Total Accrued Certificate Interest		                          			969,173.73

		Class B-1 Monthly Principal				                                       		0.00
		Class B-1 Principal Carryover Shortfall 					                          	0.00
                                                                     ---------
			Total	                                                             				0.00

		Class B-2 Monthly Principal			                                       			0.00
		Class B-2 Principal Carryover Shortfall 					                          	0.00
                                                                     ---------
			Total		                                                             			0.00

			Total Certificateholders' Principal Distribution Amount		           			0.00

	Total required distributable amount						                      	77,171,774.79
	Less: Total Available Funds			                              				80,046,292.86
                                                                ---------------
	Net Available Funds   (Shortfall) Excess						                  	2,874,518.07
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                    	2,874,518.07

	Distributions
	Deposit to the Collection Account
		Available Interest		                                       				15,189,330.42
		Available Principal				                                      		64,856,962.44
		Withdrawal from Reserve Account					                                   	0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
                         Receivables			                            		90,944.44
			  b)   Servicing Fee			                                      		1,466,182.01
                                                               ----------------
		Net Deposit to Collection Account					                        	78,489,166.41

	Deposit to Note Payment Account
		Class A-1 Interest Distribution			                             			952,887.26
		Class A-2 Interest Distribution					                           	3,797,500.00
		Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution			                             			966,145.83
		Class A-1 Principal Distribution					                         	66,499,413.08
		Class A-2 Principal Distribution						                                  0.00
		Class A-3 Principal Distribution				                                  		0.00
		Class A-4 Principal Distribution				                                  		0.00
                                                               ----------------
			Total Deposit to Note Payment Account				                    	74,645,474.61

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 			                            			540,725.63
		Class B-2 Interest Distribution 			                            			428,448.10
		Class B-1 Principal Distribution 			                                 			0.00
		Class B-2 Principal Distribution 			                                 			0.00
                                                                  -------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

	Deposit to Reserve Account 				                               			2,874,518.07

	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times		             		4.00%
			      Pool Balance as of the last day of the prior Collection
         Period less Principal collected up to and including the
         second Business Day	preceding the most recent Determination
                                      Date
                                              	1,678,704,523.00 	67,148,180.92
                                               ----------------
			      and,
			(b) Specified Interest Reserve Amount  (Three months interest		2,907,521.17
                 on the Certificates if Notes are Outstanding)   -------------
			                                                            		70,055,702.09
			       and
		(ii) Lesser of:
			(a) $26,702,346.                                         					26,702,346.00
			      and
			(b) Aggregate outstanding Note Principal Balance and
			      Aggregate sum of Certificate Balances				           	1,678,704,523.00

		Specified Reserve Account Balance					                        	70,055,702.09

	Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
                                  Pool Balance)            						72,715,678.61
		Deposit from Available Interest and Available Principal			   			2,874,518.07
		Investment Earnings						                                         316,113.62
		Less:
			Accrued and unpaid Servicing Fees				                                 	0.00
			Amounts to be distributed to Securityholders'				                     	0.00
                                                               ---------------
		Balance			                                                  			75,906,310.30
		Less: Withdrawal by holder of Contingent Payment Right of Excess of Reserve Account Balance Over Specified Reserve Account
        Balance				                                             		5,850,608.21
                                                              ----------------
		Ending Balance				                                           		70,055,702.09

		Interest Reserve Amount				                                   		2,907,521.17
		Available Reserve Amount				                                 		67,148,180.92


	Instructions to the Trustee

		Amount to be deposited from the Collection Account into the Note
                      Payment Account	                      					74,645,474.61

		Amount to be deposited from the Collection Account into the
               Certificate Distribution Account					               	969,173.73

		Amount to be deposited from the Collection Account into the Reserve
                             Account			                        			2,874,518.07

		Amount to be deposited from the Reserve Account to the account of the
             		  holder of the Contingent Payment Right					     	5,850,608.21

		Amount to be deposited from the Reserve Account into the Collection
                                Account		                             				0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           1,642,450.64
	Net Loss Ratio (annualized)
		For the current Collection Period                                						1.13%
		For the preceding Collection Period		                              				1.10%
		For the second preceding Collection Period					                       	0.94%
                                                                   -----------
	Average Net Loss Ratio (Specified Reserve Account Balance
             increases if greater than 1.50%)	                     						1.06%

	Delinquency Analysis
							                                        Number of	          Principal
                                         							 Loans             	Balance
                                               ---------           ---------
		   30 to 59 days past due               			   	3020           	33,746,336.62
		   60 to 89 days past due 	                 				560	            6,223,931.91
		   90 or more days past due                					538            	6,334,211.66
                                               --------            ---------
			Total		                                     		4118           	46,304,480.19

	Collateral Repossessed and Held by the Trust
   (included in above Delinquency Amounts)				  		448            	5,258,575.12


	Delinquency Ratio including Repossessions
		For the current Collection Period					                                	0.74%
		For the preceding Collection Period			                              			0.64%
		For the second preceding Collection Period					                       	0.51%
                                                                      --------
	Average Delinquency Ratio (Specified Reserve Account Balance
                  increases if greater than 1.25%)                							0.63%

	Loss and Delinquency Trigger Indicator                              							NO

	Equity Percentage		                                               					14.35%

	Repurchased Receivables			                                           				0.00

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